EXECUTION VERSION

EXHIBIT 10.3

FIRST AMENDMENT TO THE COLLATERAL MANAGEMENT AGREEMENT

FIRST AMENDMENT TO THE COLLATERAL MANAGEMENT AGREEMENT, dated as of October 18, 2018 (this “Amendment”), by and between Garrison Funding 2018-2 Ltd. (formerly Garrison Funding 2016-2 Ltd.) (the “Issuer”) and Garrison Capital Inc. (in such capacity, the “Collateral Manager”).

WHEREAS, the Issuer, Garrison Funding 2018-2 LLC (formerly Garrison Funding 2016-2 LLC) (the “Co-Issuer”) and Deutsche Bank Trust Company Americas (the “Trustee”) are each party to the indenture, dated as of September 29, 2016 (the “Original Indenture”), and on the date hereof shall enter into a supplemental indenture (the “First Supplemental Indenture” and the Original Indenture, as supplemented by the First Supplemental Indenture, the “Indenture”) amending certain provisions of the Original Indenture.  Reference is made to the final offering circular, dated as of October 16, 2018 (the “Refinancing Offering Circular”), relating to the Refinancing Notes (as defined in the Refinancing Offering Circular);

WHEREAS, the Issuer and the Collateral Manager are party to the collateral management agreement, dated as of September 29, 2016 (the “Collateral Management Agreement”), pursuant to which the Collateral Manager agreed to perform, on behalf of the Issuer, certain investment management duties with respect to the acquisition, administration and disposition of Assets in the manner and on the terms set forth therein and to perform such additional duties as are consistent with the terms thereof and of the Indenture; and

WHEREAS, the Issuer and the Collateral Manager desire to amend the Collateral Management Agreement in accordance with Section 20 thereof as set forth herein and subject to the terms and conditions hereof;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

SECTION 1.1.Defined Terms.  Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Collateral Management Agreement or the Indenture, as the context may require.

ARTICLE II

SECTION 2.1.Amendments to the Collateral Management Agreement. As of the date hereof:

(i)Section 16(b)(v) of the Collateral Management Agreement is hereby amended and restated in its entirety as follows:

“(v)Any information contained under the headings “Risk Factors—Relating to the Collateral Manager”, “Risk Factors—Relating to Certain Conflicts of Interest—Relating to the Collateral Manager and its Affiliates”, “The Collateral Manager” and “EU Retention Requirements—Description of the EU Retention Provider” (including, in each case, all subheadings thereunder) in the final offering circular, dated as of October 16, 2018, relating to the Refinancing Notes (as defined therein), as of the date thereof and as the date of the issuance of such notes (collectively, the “Collateral Manager Information”), does not and, as of such dates, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.”;

(ii)The Collateral Management Agreement is hereby amended to replace all references therein to “S&P” with “the Rating Agencies”; and

(iii)The Collateral Management Agreement is hereby amended to replace all references therein to “the Rating Agency Condition” with “the Global Rating Agency Condition”.

(iv)Section 20 of the Collateral Management Agreement is hereby amended by adding the following sentence after the first paragraph thereof:

“The Collateral Manager hereby agrees to provide notice to DBRS, Inc. in the event of any (i) amendment to the Sub-Collateral Management Agreement and (ii) resignation, removal or replacement of any party to the Sub-Collateral Management Agreement.”

ARTICLE III

SECTION 3.1.Conditions Precedent.  The Amendments set forth herein shall become effective as of the date hereof upon:

(a)the execution and delivery of this Amendment by the Issuer and the Collateral Manager; and

(b)the execution and delivery of the First Supplemental Indenture.

ARTICLE IV

SECTION 4.1.Representations and Warranties.

  The Collateral Manager hereby represents and warrants that each of the representations and warranties provided in the Collateral Management Agreement are true and correct as of the date hereof;

SECTION 4.2.Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE

GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 4.3.Severability Clause.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 4.4.Reference to Agreement.  On and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” and “herein,” or words of like import referring to the Agreement, and each reference in all other agreements, documents, certificates, exhibits and instruments executed in relation thereto (including, without limitation, the Indenture, as amended), to “the Collateral Management Agreement,” “thereunder,” “thereof,” “therein,” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended by this Amendment.

SECTION 4.5.Ratification.  Except as expressly amended hereby, the Collateral Management Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Amendment shall form a part of the Collateral Management Agreement for all purposes.

SECTION 4.6.Counterparts.  The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 4.7.Headings.  The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EXECUTED AS A DEED BY:

GARRISON FUNDING 2018-2 LTD., as Issuer

By:	/s/ Carrie Bunton_____________________ Name: Carrie Bunton Title: Director

GARRISON CAPITAL INC., as Collateral Manager

By:	/s/ Daniel Hahn_____________________ Name: Daniel Hahn Title: Vice President